Total Equity - Income tax (expense) recovery included in other comprehensive income (loss) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income tax on items that may be subsequently reclassified to net earnings
Net unrealized foreign currency translation losses on foreign subsidiaries	$ 10.0	$ 5.2
Share of other comprehensive loss of associates, excluding net gains on defined benefit plans	18.1	12.7
Income tax on items that may be reclassified to net earnings	28.1	17.9
Income tax on items that will not be subsequently reclassified to net earnings
Net gains on defined benefit plans	(32.2)	(27.4)
Share of net gains on defined benefit plans of associates	(10.2)	(12.8)
Income tax on items that will not be subsequently reclassified to net earnings	(42.4)	(40.2)
Total income tax expense included in other comprehensive income (loss)	$ (14.3)	$ (22.3)